UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement Definitive

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Additional Materials Soliciting Material Pursuant to §240.14a-12

YUKON RESOURCES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

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[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:

YUKON RESOURCES CORP.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

901 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2006 Annual Meeting of Stockholders of Yukon Resources Corp. (the "Company") will be held at the St. Andrew’s Club & Conference Centre, 150 King Street West, Toronto, Ontario, M5H 1J9, Canada, on Friday, December 22, 2006 at 10:00 a.m., local time for the following purposes:

1.

to elect five directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified;

2.

to approve a change to the Company's name from "Yukon Resources Corp." to "Uranium Star Corp.", or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed, and to authorize the Company's Board of Directors, in their discretion, to complete, postpone or abandon this change to the Company's name;

3.

to ratify an increase to the Company's authorized capital from the 75,000,000 shares of common stock presently authorized to 125,000,000 shares of common stock;

4

to approve the Company's re-incorporation under the laws of Minnesota and authorize the Company's Board of Directors, in their discretion, to complete, postpone or abandon the Company's re-incorporation;

5.

to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007; and

6.

to transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on Monday, November 20, 2006 as the record date for the annual meeting.  Only stockholders of record of the Company’s common stock on the close of business on that date are entitled to notice of, and to vote at, the meeting.

Dated:   December 1, 2006

/s/ J.A. Kirk McKinnon

J A Kirk McKinnon, President and Chief Executive Officer

Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card.

If you wish to attend the annual meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope.

The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

TABLE OF CONTENTS

PAGE

Proxy Statement	1
Introduction	1
Date, Time and Place	1
Proposals to be Considered	1
Record Date	2
Votes Required	3
Voting of Proxies	4
Revocability of Proxies: How to Vote	4
Solicitation of Proxies	5
Proposal 1 – Election of Directors	5
Proposal 2 – Approval of Change to Company’s Name	12
Proposal 3 – Approval of Increase to Authorized Capital	12
Proposal 4 – Re-Incorporation under the Laws of Minnesota	13
Proposal 5 – Ratification of Appointment of Independent Public Accounting Firm	15
Certain Relationships and Related Party Transactions	17
Annual Report	18
Stockholder Proposals and Nominations	18
Other Matters	18
Schedule I	19
Schedule II	20
Schedule III	21
Schedule IV	24
Schedule V	35

YUKON RESOURCES CORP.

1224 Washington Avenue, Miami Beach, FL 33139 USA

and

901 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

(416) 364-4986

__________________________________________________________

PROXY STATEMENT

FOR

2006 ANNUAL MEETING OF STOCKHOLDERS

OF YUKON RESOURCES CORP.

December 1, 2006

__________________________________________________________

Introduction

This proxy statement is being furnished to the stockholders of Yukon Resources Corp. (the "Company") by its Board of Directors in connection with the 2006 Annual Meeting of Stockholders to be held at the St. Andrew’s Club & Conference Centre, 150 King Street West, Toronto, Ontario, M5H 1J9, Canada, on Friday, December 22, 2006 at 10:00 a.m., local time, or at any adjournment or postponement thereof.

Our principal executive offices are located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and 901 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada.  The approximate date on which this proxy statement and the accompanying proxy are first being sent or given to our stockholders is December 4, 2006.

Date, Time and Place

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the Company from holders of its common stock for use at the annual meeting of stockholders to be held at the St. Andrew’s Club & Conference Centre, 150 King Street West, Toronto, Ontario, M5H 1J9, Canada, on Friday, December 22, 2006 at 10:00 a.m., local time, or at any adjournment or postponement thereof.

Proposals to be Considered

At the annual meeting, we will ask holders of our common stock to consider and vote upon the following items:

Election of Directors

The election of the Company’s directors, namely J.A. Kirk McKinnon, Richard E. Schler, William Nielsen, Haydn Butler and Elgin M. Wolfe.  If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified.

Approval of the change to the Company’s name

The approval of a change to our name from "Yukon Resources Corp." to "Uranium Star Corp.", or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed, and to authorize the Company's Board of Directors, in their discretion, to complete, postpone or abandon this change to our name.  The purpose of the name change is to better reflect our increasing focus on uranium-related opportunities.

Ratification of increase to the Company's authorized capital

The ratification of an increase to the Company's authorized capital from the 75,000,000 shares of common stock presently authorized to 125,000,000 shares of common stock.  The Board of Directors has determined to amend the Company's Articles of Incorporation so as to increase the Company's authorized capital.  This will be done in order to ensure that a significant number of the Company's authorized but unissued shares remain available should the Company be required to issue them to acquire properties and interests or raise additional funds.

Under Nevada corporate law, this change to the Company's Articles of Incorporation does not require the approval of the Company's stockholders.  However, the Board of Directors has determined to seek a ratification from the Company's stockholders to this increase to the Company's authorized capital and to the corresponding amendment to our Articles of Incorporation.

Approval of re-incorporation under the laws of Minnesota

The approval of the Company's re-incorporation under the laws of Minnesota.  This approval is sought in connection with the efforts of the Board of Directors to increase the visibility of the Company and its stock vis-à-vis Canadian and other stockholders, as well as improve the Company's ability to raise capital in Canada and other jurisdictions.  In that regard, the Board of Directors has determined that it may be required to raise significant additional funds in order to advance the exploration of its properties and locate, investigate and further develop additional properties and prospects.

Further details regarding this proposal and the reasons considered by the Board of Directors in recommending it are provided in the discussion that begins on page 12 of this proxy statement.

The stockholders are therefore asked to approve the re-incorporation of the Company under the laws of Minnesota and authorize the Board of Directors to complete, postpone or abandon this action at any time in its sole discretion.

Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification by the Company's stockholders of the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

Record Date:  November 20, 2006

Stockholders of record at the close of business on Monday, November 20, 2006, the record date for the annual meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof. As of the close of business on the record date, there were 29,245,000 outstanding shares of the Company's common stock entitled to notice of and to vote at the annual meeting. Holders of our common stock have one vote per share on each matter to be acted upon. A list of the stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal executive offices at 1224 Washington Avenue, Miami Beach, FL 33139 USA and 901 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada, by contacting the Company's President.

A majority of the outstanding shares of common stock present in person or by proxy is required to constitute a quorum at the meeting. For purposes of determining the presence of a quorum for transacting business at the annual meeting, abstentions and broker "non-votes" (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present.

Votes Required

Election of Directors

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting. Abstentions from voting and broker "non-votes" on the election of directors will have no effect since they will not represent votes cast at the annual meeting for the purpose of electing directors.

Approval of the change to the Company’s name

The proposal to approve a change to the Company's name will require the affirmative vote of holders of a majority of the Company’s issued and outstanding shares of common stock.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

Ratification of increase to the Company's authorized capital

The ratification of an increase to the Company's authorized capital from the 75,000,000 outstanding shares of common stock presently authorized to 125,000,000 shares of common stock will require the affirmative vote of a majority of votes cast at the annual meeting.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

Approval of re-incorporation of the Company under the laws of Minnesota

The approval of the Company’s re-incorporation under the laws of Minnesota will require the affirmative vote of holders of a majority of the Company’s issued and outstanding shares of common stock.  For purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2007 will require the affirmative vote of a majority of the votes cast at the annual meeting. For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on such proposal.

Voting of Proxies

Shares of our common stock will be voted in accordance with the instructions contained in the proxies. If you return a signed proxy card without indicating your vote, your shares will be voted:

•	FOR the election (as directors) of the persons who have been nominated by the Board of Directors;
•	FOR the approval of the proposed change to the Company’s name;
•	FOR the ratification of an increase the Company's authorized capital;
FOR the re-incorporation of the Company under the laws of Minnesota;
•

FOR the ratification of the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007; and

•

with respect to any other matter that may properly be brought before the annual meeting in accordance with the judgment of the person or persons voting. We do not expect that any matter other than as described in this proxy statement will be brought before the annual meeting.

Revocability of Proxies; How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted at the annual meeting by:

•	delivering to our President, prior to the annual meeting, a written notice of revocation bearing a later date or time than the proxy;
•	timely delivery of a valid, later dated proxy; or
•	attending the annual meeting and voting in person.

Attendance at the annual meeting will not by itself constitute revocation of a proxy. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the annual meeting for a period of time long enough to require the setting of a new record date for that meeting.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the "stockholder of record."  The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-KSB and proxy card have been sent directly to you on the Company’s behalf.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-KSB and proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Solicitation of Proxies

The cost of solicitation of proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees.  We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to persons for whom they hold shares.

Stockholders should not send stock certificates with their proxy cards.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors currently consists of three directors.

At the annual meeting, our stockholders will be asked to elect the following five directors:  J.A. Kirk McKinnon, Richard E. Schler, William Nielsen, Haydn Butler and Elgin M. Wolfe. If elected, these individuals will hold office until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified.  Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees named below as directors of the Company. Directors will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting.

The Board of Directors does not have a charter governing its nominating procedures, nor has it adopted a policy regarding the consideration of candidates to serve as directors.

The term of each of the current directors expires at the 2006 annual meeting or when his respective successor is duly elected and qualified.  The Company's management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the annual meeting, proxies will be voted in favor of the nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. Set forth below is biographical information for each nominee.

The following have been nominated to serve as directors until the next annual meeting of the Company’s stockholders and until their successors have been duly elected and qualified:

J.A. Kirk McKinnon

J.A. Kirk McKinnon has served as our President, Chief Executive Officer and a director since April 2006.  He brings over 25 years of Senior Management experience to the Company.  Mr. McKinnon is currently President and CEO of both MacDonald Mines Exploration Ltd. and Vencan Gold Corporation, both of which are resource exploration companies headquartered in Toronto, Canada.  Previously, Mr. McKinnon held senior management positions with several high profile Canadian corporations, including Nestle Canada.

Richard E. Schler, MBA

Richard E. Schler has been our Vice President, Chief Financial Officer and a director since April 2006.  He is also currently serving as Vice President and Chief Financial Officer of both MacDonald Mines Exploration Ltd. and Vencan Gold Corporation, both of which are resource exploration companies headquartered in Toronto, Canada.  Before joining these companies, Mr. Schler held various senior management positions with noted corporations.  He also has over 25 years of experience in the manufacturing sector.

William Nielsen, P.Geo

William Nielsen, P. Geo. joined our Board of Directors in April 2006.  He has over 30 years of field experience, as well as experience in project management and as a consultant in mineral/resource exploration.  Mr. Nielsen currently holds the position of Vice President of Exploration for Nevsun Resources Ltd., a Vancouver, Canada based resource company.

Hadyn Butler, P.Geo

Hadyn Butler has not previously served on the Company's Board of Directors.  He has been nominated for election to the Board of Directors at the 2006 annual meeting of stockholders.  Mr. Butler has over 40 years of geological experience, having graduated with a degree in geology in 1974 (Batchelor of Science, with First Class Honours and University Medal) at the University of New England, Armidale, New South Wales, Australia.  Mr. Butler currently works as a Professional Geoscientist and a practicing member of the Association of Professional Geoscientists of Ontario.  He also serves as a director for MacDonald Mines Exploration Ltd., a TSX Venture Exchange listed company.

Elgin M. Wolfe

Elgin M. Wolfe has not previously served on the Company's Board of Directors.  He has been nominated for election to the Board of Directors at the 2006 annual meeting of stockholders.  Mr. Wolfe is President of King River Development Limited and Tri-Main Development LLC, both real estate development companies.  Besides spending his working life in the construction and real estate development business, Mr. Wolfe has been a director of VenCan Gold Corporation, a TSX Venture Exchange listed company, since 1989.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the election of each of the nominees.

Corporate Governance

The Company's Board of Directors does not currently have any audit, nominating, compensation or other committees.  All of the functions that would be performed by those committees are performed by the entire Board of Directors.  Due to the small size of the Board of Directors and the Company's limited operations, the Board of Directors has determined that it is not currently appropriate for such committees to be established.

Audit Committee and Audit Committee Financial Expert

As the Company does not currently have an audit committee, the Board of Directors has not determined whether any of its members qualifies as an audit committee financial expert.  The entire Board of Directors performs the duties of the audit committee.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended June 30, 2006, as filed on October 12, 2006 with the Securities and Exchange Commission.

Meetings of the Board and Committees

The Board of Directors met five times in the 2006 fiscal year.  Each incumbent director attended all the meetings of the Board.

Compensation of Directors

The following table sets forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our chief executive officer and each of our other executive officers who received compensation in excess of $100,000 during such period (as determined at June 30, 2006, the end of our last completed fiscal year):

	Annual Compensation			Long Term Compensation
				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation
Thornton J. Donaldson President(1)
	2004(2)	--	--	--	-	--	--	--
	2005	--	--	--	--	--	--	--
	2006	--	--	--	--	--	--	--

Jeff Murdock Director(3)	2004(2)	--	--	--	--	--	--	--
2005
	2006	--	--	--	--	--	--	--

J.A. Kirk McKinnon Director, President &CEO	2006	5,000	--	960,000 (4)	--	--	--	530,000 (5)

Richard E. Schler Director, Vice President & CFO	2006	5,000	--	825,000 (4)	--	--	--	477,000 (5)

William Nielsen Director	2006	--	--	180,000 (4)	--	--	--	132,500 (5)

(1) Appointed President on March 3, 2004; served until April 26, 2006.

(2) Served as director for the period from inception on March 1, 2004 to April 26, 2006.

(3) Appointed Secretary on March 17, 2004.  Served until April 26, 2006.

(4) Represented by shares valued at $0.60 per share (after applying a 50% discount to quoted market price) issued to companies controlled by these individuals.

(5) Represented by warrants valued at $0.53 per warrant, using the Black-Scholes option pricing model.

Options and Stock Appreciation Rights Grant Table

There were no grants of stock options to the Named Executive Officers during the fiscal year ended June 30, 2006.  Subsequent to the Company’s fiscal year-end in June 30, 2006, the Company granted certain of its officers and consultants options exercisable for a total of 2,755,000 shares of common stock.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

On March 8, 2006, the Company filed a Form S-8 Registration Statement in connection with its 2006 Stock Option Plan (the "2006 Plan") allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 shares of common stock.  The 2006 Plan was subsequently amended to allow for the direct award of shares or granting of stock options to acquire a total of 4,000,000 shares of common stock.  On January 1, 2006, the Company granted stock options to acquire 1,235,250 common shares at an exercise price of $0.45 per share exercisable to January 1, 2008.

The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price $

Outstanding, June 30, 2005	–	–
Granted	1,235,250	0.45
Exercised	(255,000)	0.45
Expired	–	–

Outstanding, June 30, 2006	980,250	0.45

No other stock options were granted to directors and officers during the fiscal year ended June 30, 2006.  Subsequent to the Company's fiscal year-end on June 30, 2006, the Company granted certain of its officers, directors and consultants options exercisable for a total of 2,755,000 shares of common stock.

Long-Term Incentive Plan Awards Table

We do not have any Long-Term Incentive Plans.

Compensation of Directors

The Company underwent a management change on April 26, 2006.  Prior to this management change, there were two directors.  No compensation was paid to them although we did reimburse their expenses.  Subsequent to April 26, 2006, a compensation package of $2,500 per month was initiated for Kirk McKinnon and Richard Schler each for services rendered by them to the Company.  The Company also reimburses them for expenses incurred.  In addition, a total of 3,750,000 shares 2,650,000 warrants were issued to directors as compensation for their service as directors and officers of the Company.  No additional amounts (other than the options granted as set forth above) are payable to the Company's directors for committee participation or special assignments.

Employment Agreements

Currently, we do not have an employment agreement or consulting agreement with any of Kirk McKinnon, Richard Schler and William Nielsen, except for a monthly stipend of $2,500 each to Kirk McKinnon and Richard Schler.  In consultation with legal counsel, the Corporation intends to execute consulting arrangements with all key personnel.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of June 30, 2006, by (i) each person who is known by the Company to own beneficially more than 5% of the any classes of outstanding stock, (ii) each director of the Company, (iii) each of the Chief Executive Officers and the four most highly compensated executive officers who earned in excess of $100,000 for all services in all capacities (collectively, the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 and 13d-5 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  We believe that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

NAME	SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING COMMON STOCK BENEFICIALLY OWNED(1)
Thornton J. Donaldson(2), President, Principal Accounting Officer and Director 475 Howe Street, Suite 206 Vancouver BC, V6C 2B3	-7,500,000-	27.32%
Jeff Murdock(3), Director 475 Howe Street, Suite 206 Vancouver BC, V6C 2B3	-0-	-0-
J A Kirk McKinnon, Director, President & CEO 901 - 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(4)	-2,600,000-	9.14%
Richard E. Schler, Director, Vice President & CFO 901 - 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(5)	-2,275,000-	8.02%
William Nielsen, Director 901 - 141 Adelaide Street West Toronto, Ontario Canada M5H 3L5(6)	-550,000-	1.99%
Virginia Mines Inc. 116 St. Pierre Street, Suite 200 Quebec, Quebec Canada G1K 4A7	-4,000,000-	13.58%
All Directors and Executive Officers and 5% stockholders as a Group (6 persons) (7)	-16,925,000-	53.55%

(1) Based on total issued and outstanding shares of 27,455,000 as of June 30, 2006.

(2) Appointed President on March 3, 2004; served until April 26, 2006.

(3) Served as director for the period from inception on March 1, 2004 to April 26, 2006.

(4) Includes warrants exercisable for 1,000,000 Yukon common shares.  These warrants are exercisable until April 26, 2009 at a price of $1.00 per share.

(5) Includes warrants exercisable for 900,000 Yukon common shares.  These warrants are exercisable until April 26, 2009 at a price of $1.00 per share.

(6) Includes warrants exercisable for 250,000 Yukon common shares.  These warrants are exercisable until April 26, 2009 at a price of $1.00 per share.

(7) Includes warrants exercisable for an aggregate of 2,150,000 Yukon common shares.  These warrants are exercisable until April 26, 2009 at a price of $1.00 per share.  Also includes warrants exercisable for an aggregate of 2,000,000 Yukon common shares until June 1, 2009 at a price of $1.00 per share.

Equity Compensation Plan Information

The following table sets forth certain information as of June 30, 2006 for (i) all compensation plans previously approved by the Company's security holders and (ii) all compensation plans not previously approved by the Company's security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	980,250	$0.45	764,750

All options reported above were issued under the Company's 2006 Stock Option Plan.  Subsequent to the Company's fiscal year-end on June 30, 2006, the Company granted certain of its officers and consultants options exercisable for a total of 2,755,000 shares of common stock.  These options are exercisable at a price of $0.80 per share and expire on July 31, 2011.  As of the date of this annual report, options for 9,750 of the Company's common stock remain available for issuance under the Company's 2006 Stock Option Plan, as amended.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of, and transactions in, the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.  Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2006, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2
APPROVAL OF CHANGE TO COMPANY’S NAME

At the annual meeting of stockholders, the stockholders will be asked to approve a change to the Company's name from "Yukon Resources Corp." to "Uranium Star Corp.", or if such name is not accepted by relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed, and authorize the Company's Board of Directors, in their discretion, to complete, postpone or abandon this change to the Company's name.

The Company's current name, "Yukon Resources Corp.", was originally selected because it evoked the Company's original focus on gold and other precious minerals.  However, since early 2006, the Company has increasingly focused on properties, interests and projects that relate primarily to uranium exploration and development.  Therefore, the Board of Directors has determined that "Uranium Star Corp." is a name that will more accurately reflect the nature and business of the Company, as well as help to avoid misunderstandings that could arise among prospective investors because of historical associations between gold and the name "Yukon".

The full text of the resolution which the stockholders will be asked to adopt is attached as Schedule I.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the change of the Company's name.

PROPOSAL 3
RATIFICATION OF INCREASE TO COMPANY'S
AUTHORIZED CAPITAL

At the annual meeting of stockholders, the stockholders will be asked to ratify an increase to the Company's authorized capital from the 75,000,000 shares of common stock presently authorized to 125,000,000 shares of common stock.

The Board of Directors foresees that the Company will be required to raise significant additional funds in order to advance the exploration of its properties and locate, investigate and further develop additional properties and prospects.  Accordingly, the Board of Directors has determined to amend the Company's Articles of Incorporation so as to increase the Company's authorized capital.  This will be done in order to ensure that a significant number of the Company's authorized but unissued shares remain available should the Company be required to issue them to acquire properties and interests or raise additional funds.

However, the Company currently has no plans to use the additional 50,000,000 shares of common stock that would be authorized for issuance to raise additional capital or in connection with acquisitions.  Nonetheless, those additional authorized shares may be used for future acquisitions of assets, interests or businesses, to raise additional capital to fund the Company's working capital and other corporate needs and for other corporate purposes.  At the time of any future capital raising transactions and in connection with any future share issuance, the Company will evaluate the applicable requirements and fully intends to comply therewith, including all disclosure and other requirements pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended.

With respect to recent capital raising activities, the Company recently completed a capital raising transaction whereby it issued (i) 5,300,000 shares of its common stock and warrants exercisable for 2,650,000 shares of common stock, each warrant being exercisable for a period of 24 months at a price of $0.75 per share and (ii) warrants exercisable at a price of $0.50 per share for a period of 24 months which, upon exercise, result in the issuance of 371,000 shares of common stock and warrants exercisable for a period of 24 months for a further 185,500 shares of common stock at a price of $0.75 per share.  This issuance was completed pursuant to an exemption from registration under Rule 506 promulgated under the Securities Act.

The following chart summarizes the Company's outstanding shares of common stock and rights convertible or exercisable therefor as of the date of this proxy statement (but after giving effect to the increase to the Company's authorized capital which is proposed to stockholders for ratification):

Issued and outstanding shares of common stock	Authorized shares of common stock	Reserved for issuance pursuant to convertible securities and our stock option plan	Authorized but unreserved
34,545,000	125,000,000	13,796,300	76,658,700

Under Nevada corporate law, the change to the Company's Articles of Incorporation to increase the Company's authorized capital does not require the approval of the Company's stockholders.  However, the Board of Directors has determined to seek a ratification from the Company's stockholders to this increase to the Company's authorized capital and to the corresponding amendment to its Articles of Incorporation.  The full text of the resolution which the stockholders will be asked to adopt is attached as Schedule II.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of an increase to the Company’s authorized capital.

PROPOSAL 4
APPROVAL OF RE-INCORPORATION OF THE COMPANY UNDER
THE LAWS OF MINNESOTA

At the annual meeting of stockholders, the stockholders will be asked to approve the Company’s re-incorporation under the laws of Minnesota and to authorize the Company’s Board of Directors, in their discretion, to complete, postpone or abandon this action.  This approval is sought in connection with the efforts of the Board of Directors to increase the viability of the Company and its shares vis-à-vis Canadian and other stockholders, as well as improve the Company’s ability to raise capital in Canada and other jurisdictions.  In that regard, the Board of Directors has determined that it may be desirable for the Company to cease being a Nevada corporation and continue its existence in another U.S. State, such as Minnesota.

Upon reincorporation of the Company in Minnesota, the Company will have the same number of shares of common stock authorized for issuance as are authorized for the Nevada corporation.  However, if the Company re-incorporates in Minnesota, the Board of Directors will increase the Company's authorized capital (upon reincorporation) to authorize the issuance of up to 10,000,000 shares of blank check preferred stock, as provided in the articles of incorporation of the successor Minnesota corporation.  Blank check preferred shares permit the Company’s Board of Directors to designate the terms of the securities to be issued, without any shareholder approval of those terms being required.

The full text of the resolution which the stockholders will be asked to adopt with respect to this proposal is attached as Schedule III.

As part of the Company's business plan and in connection with the efforts of the Board of Directors to increase the visibility of the Company and its shares vis-à-vis Canadian and other stockholders, the Company's plans include pursuing a listing of its shares on a Canadian stock exchange.  The Board of Directors has identified such a listing as an important objective for the Company because Canadian capital markets and Canadian stock exchanges, such as the TSX Venture Exchange, have historical expertise in supporting the development of resource companies.  In addition, as a significant number of the Company's outstanding shares of common stock are held by Canadians, a listing on a Canadian exchange would facilitate trading in the Company's stock by such Canadian stockholders, thereby increasing liquidity and increasing share value.

The Company has been advised that a Nevada-incorporated entity will not be eligible for listing on an exchange such as the TSX Venture Exchange.  Therefore, with a view towards a future listing on a Canadian stock exchange, the Board of Directors has determined that it may be desirable to re-incorporate the Company in another U.S. jurisdiction, such as Minnesota.

Minnesota was selected by the Board of Directors as an appropriate U.S. jurisdiction in which the Company can re-incorporate because the Board of Directors believes Canadian financial markets have some familiarity with Minnesota-incorporated companies.  In addition, although there are differences between Nevada and Minnesota laws as they affect the rights of stockholders, in the opinion of the Board of Directors, the rights afforded to stockholders under Minnesota law are generally equal to or greater than those extended under Nevada law.  A summary comparison of the rights afforded to stockholders under Nevada law and the rights afforded to stockholders of a public corporation under Minnesota law is attached as Schedule IV.  Notwithstanding the comparison in Schedule IV, stockholders should obtain their own legal advice to understand the differences between Nevada and Minnesota corporate law and its impact on stockholders and their rights.

The Company’s re-incorporation under the laws of Minnesota would be accomplished by having the Company merge with a newly incorporated, wholly-owned Minnesota subsidiary.  Upon the completion of that merger, the Company would be a Minnesota incorporated corporation possessing all the rights of and being bound by all the obligations of the current Nevada corporation.

If the Company re-incorporates in Minnesota, it will incur material expenses in respect of applicable legal, accounting, governmental filing and related costs.  Based on information provided to the Company by its advisors, the Board of Directors currently anticipates that the legal, accounting, governmental filing and related costs involved in re-incorporating the Company in Minnesota should not exceed $300,000 in the aggregate.  However, these anticipated costs may differ in material respects from the actual costs the Company will incur if it determines to so re-incorporate.

Notwithstanding the potential costs that would arise and the potential changes to the Company's securities disclosure obligations, the stockholders are asked to approve the Company's re-incorporation under the laws of Minnesota, and authorize the Board of Directors to complete, postpone or abandon this re-incorporation at any time in its sole discretion.

Under Nevada law, if the Company’s re-incorporation under the laws of Minnesota is approved and is completed, stockholders who did not vote in favor of the re-incorporation are entitled to certain dissenters’ rights.  The relevant provisions of Nevada corporate law are included with this proxy statement in Schedule V.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the Company's re-incorporation under the laws of Minnesota.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the annual meeting of stockholders, the stockholders will be asked to ratify the appointment of Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

The Board of Directors has selected Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2007.  Although the selection of the independent registered public accounting firm is not required under the Company's Bylaws or otherwise to be ratified by our stockholders, the Board of Directors has directed that the appointment of Moore Stephens Cooper Molyneux LLP be submitted to our stockholders for ratification due to the significance of their appointment to us.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board of Directors to consider the selection of a different firm.  Even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

For the year ended June 30, 2006, the Company's principal accountant was Manning Elliott LLP, Chartered Accountants.  Manning Elliott LLP have not resigned, declined to stand for re-election or been dismissed.  Rather, as the Company has transferred certain administrative functions from Vancouver, British Columbia to Toronto, Ontario, the Company's management and the Board of Directors have determined to engage a principal accounting firm located in Toronto.  Accordingly, after a review of other possible auditors located in Toronto, the Company's management and Board of Directors have determined to engage Moore Stephens Cooper Molyneux LLP, Chartered Accountants.

Manning Elliott LLP's reports on the Company's financial statements for the past two years have not contained an adverse opinion or disclaimer of opinion.  In addition, the Company has not had any disagreements with Manning Elliott LLP on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

We do not expect a representative of Moore Stephens Cooper Molyneux LLP to be present at the annual meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of
Moore Stephens Cooper Molyneux LLP, Chartered Accountants, as the Company's
independent registered public accounting firm for the fiscal year ending June 30, 2007.

Principal Accounting Fees and Services

Fiscal year ended June 30, 2006

For the fiscal year ended, June 30, 2006, the Company incurred the following fees in respect of accounting services.

Audit Fees:  During the fiscal year ended June 30, 2006, the aggregate fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-KSB and our quarterly reports on Form 10-QSB were $6,750.

Audit Related Fees:  No other fees were billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2006.

All Other Fees:  No other fees or expenses were billed to the Company for other services rendered by the Company's principal accountant during the fiscal year ended June 30, 2006.

Year ended June 30, 2005

For the fiscal year ended, June 30, 2005, the Company incurred the following fees in respect of accounting services.

Audit Fees:  During the fiscal year ended June 30, 2005, the aggregate fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-KSB and our quarterly reports on Form 10-QSB were $7,050.

Audit Related Fees:  No other fees were billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2005.

All Other Fees:  No other fees or expenses were billed to the Company for other services rendered by the Company's principal accountant during the fiscal year ended June 30, 2005.

Auditor Independence

Our Board of Directors considers that Moore Stephens Cooper Molyneux LLP, Chartered Accountants, have the independence and experience required to serve as the Company's independent registered public accounting firm.

Auditor's Time on Task

All of the work expended by Manning Elliot LLP, Chartered Accountants, on our June 30, 2006 audit was attributed to work performed by the full-time, permanent employees of Manning Elliot LLP, Chartered Accountants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Following our inception on March 1, 2004, we entered into a transaction with Thornton J. Donaldson who was a director and our President of the Company (from March 1, 2004 to April 26, 2006).  In this transaction we acquired a 100% interest in seven placer claims from Mr. Donaldson for the issuance of 2,500,000 shares of our common stock to him on May 14, 2004.  The original cost of these placer claims incurred by Mr. Donaldson was $1,700.  Additionally, Mr. Donaldson has agreed to hold these claims in trust for us by signing four trust agreements with us between May 14, 2004 and June 17, 2004.

In return for Mr. Donaldson holding the seven placer claims in trust for us, we have agreed to make payments on behalf of Mr. Donaldson to keep the claims in good standing with the province of British Columbia.  We anticipate the amount of the payments to be made on behalf of Mr. Donaldson to be CDN$4,200 annually.

On April 26, 2006, Badger Resources Inc. a Company held by the spouse and daughter of J.A. Kirk McKinnon, our director, President and CEO, received 1,600,000 common shares of the Company and 1,000,000 warrants for services.  The common shares were valued at $1.20 per share at the measurement date and discounted by 50% for a total of $960,000.  The warrants are exercisable at $1.00 per share on or before April 26, 2009 and are valued at $530,000 using the Black-Scholes option pricing model.

On April 26, 2006, Sarmat Resources Inc., a Company controlled by Richard E. Schler, our director, Vice President and CFO, received 1,375,000 common shares of the Company and 900,000 warrants for services.  The common shares were valued at $1.20 per share at the measurement date and discounted by 50% for a total of $825,000.  The warrants are exercisable at $1.00 per share on or before April 26, 2009 and are valued at $477,000 using the Black-Scholes option pricing model.

On April 26, 2006, Metal Factor Resources Inc, a Company controlled by William Nielsen, our director, received 300,000 common shares of the Company and 250,000 warrants for services.  The common shares were valued at $1.20 per share at the measurement date and discounted by 50% for a total of $180,000.  The warrants are exercisable at $1.00 per share on or before April 26, 2009 and are valued at $132,500 using the Black-Scholes option pricing model.

On April 26, 2006, Jacob McKinnon, a related party to one of our directors, received 300,000 common shares of the Company and 250,000 warrants for services.  The common shares were valued at $1.20 per share at the measurement date and discounted by 50% for a total of $180,000.  The warrants are exercisable at $1.00 per share on or before April 26, 2009 and are valued at $132,500 using the Black-Scholes option pricing model.

Thornton J. Donaldson, formerly a director and President of the Company, and Jeff Murdock, formerly a director and Secretary of the Company, previously acted as promoters of the Company.  Except for the transaction with Mr. Donaldson noted above, there is nothing of value to be received by each promoter, either directly or indirectly, from us.  Additionally, except for the transaction noted above, there have been no assets acquired, nor are any assets to be acquired, from such promoters, either directly or indirectly, from us.

Except as noted above, since our inception on March 1, 2004, none of the following parties has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•

any of our directors or officers;

•

any person proposed as a nominee for election as a director;

•

any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

•

any of our promoters;  or

•

any relative or spouse of any of the foregoing persons who has the same house as such person.

ANNUAL REPORT

All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.

Any stockholder of the Company may obtain without charge additional copies of the Company's Annual Report on Form 10-KSB for the 2006 fiscal year, as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer Yukon Resources Corp. 1224 Washington Avenue Miami Beach, FL 33139 USA	or to	Chief Financial Officer Yukon Resources Corp. 901 – 141 Adelaide Street West Toronto, Ontario M5H 3L5 Canada

STOCKHOLDER PROPOSALS AND NOMINATIONS

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2007 proxy statement, your proposal must be received by us no later than August 1, 2007, and must otherwise comply with Rule 14a-8. While the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.

You may write to our Secretary at one of the Company's addresses as reported above to deliver the notices discussed above and to request a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominations of directors.

OTHER MATTERS

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

SCHEDULE I

NAME CHANGE

RESOLVED that:

1.

the Articles of Incorporation of the Company be amended to change the name of the Company from "Yukon Resources Corp." to "Uranium Star Corp.", or to such other name as may be allowed by the relevant governmental, regulatory and self-regulatory authorities;

2.

notwithstanding that this resolution has been duly passed by the stockholders of the Company and subject to the rights of any third parties, the directors of the Company be, and they hereby are, authorized and empowered to revoke this resolution and/or postpone or terminate the name change approved thereby at any time prior to the filing of a certificate and/or articles of amendment giving effect to such name change, without further approval of the stockholders of the Company; and

3.

any one director or officer of the Company be and is hereby authorized and directed to take all necessary or appropriate steps and proceedings, and to execute, deliver and file a certificate and/or articles of amendment giving effect to such name change, as well as any other certificate or articles, and any and all declarations, agreements, documents and other instruments, and to do all such other acts and things, (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of these resolutions.

SCHEDULE II

INCREASE TO AUTHORIZED CAPITAL

RESOLVED that:

1.

the stockholders ratify the increase to the authorized capital of the 75,000,000 shares of Common Stock, par value of $0.001 per share, currently authorized to 125,000,000 shares of Common Stock, par value of $0.001 per share;

2.

further to the foregoing increase in the Company's authorized capital, the stockholders ratify the decision by the Board of Directors of the Company to the effect that Section 4.01 of Article IV of the Company's Articles of Incorporation be amended and entirely replaced with the following:

"Section 4.01  Number and Class.  The amount of the total authorized capital stock of this corporation is One Hundred Twenty Five Million (125,000,000) shares with a par value of $0.001 designated as Common Stock.  The Common Stock may be issued from time to time without action by the stockholders.  The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them."

3.

notwithstanding that this resolution has been duly passed by the stockholders of the Company and subject to the rights of any third parties, the directors of the Company be, and they hereby are, authorized and empowered to revoke this resolution and/or postpone or terminate the corresponding amendment to the Company's Articles of Incorporation at any time prior to the filing of a certificate and/or articles giving effect to the increase to the Company's authorized capital, without further approval of the stockholders of the Company; and

4.

any one director or officer of the Company be and is hereby authorized and directed to take all necessary steps and proceedings, and to execute, deliver and file all necessary or appropriate certificates, articles or other instruments, as well as any and all declarations, agreements, documents and other instruments, and to do all such other acts and things, (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of these resolutions.

SCHEDULE III

RE-INCORPORATION UNDER THE LAWS OF MINNESOTA

RESOLVED that:

1.

the incorporation of a Minnesota-incorporated corporation as a wholly owned subsidiary of the Company ("Subco") pursuant to a Certificate of Incorporation in form and substance deemed acceptable by the Board of Directors of the Company is hereby authorized, ratified and approved;

2.

the Company's re-incorporation as a Minnesota corporation through a merger with Subco pursuant to a Nevada Plan of Merger substantially in the form attached hereto as Annex A (the "Plan of Merger") and such Minnesota articles of merger as the Board of Directors may deem appropriate, such that (among other things):

•

the Company would thereafter become and be a corporation governed by the laws of Minnesota;

•

the Company would be authorized to issue the same number of shares of common stock as are authorized for issuance by the predecessor Nevada corporation; and

•

as compared to the predecessor Nevada corporation, the Company would have additional authorized capital (upon reincorporation) of 10,000,000 shares of blank check preferred stock;

is hereby authorized, accepted and approved, it being understood that the Plan of Merger reflects the Company’s name as Uranium Star Corp. but may be revised prior to filing to reflect the Company’s name at the time of the re-incorporation;

3.

notwithstanding that this resolution has been duly passed by the stockholders of the Company and subject to the rights of any third parties, the directors of the Company be, and they hereby are, authorized and empowered to revoke this resolution and/or postpone or terminate the re-incorporation in Minnesota pursuant to the Plan of Merger at any time prior to the filing of any certificates, articles or other instruments giving effect thereto, without further approval of the stockholders of the Company; and

4.

any one director or officer of the Company be and is hereby authorized and directed to take all necessary steps and proceedings, and to execute, deliver and file all necessary or appropriate certificates, articles or other instruments, as well as any and all declarations, agreements, documents and other instruments, and to do all such other acts and things, (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of these resolutions.

ANNEX A

PLAN OF MERGER OF

URANIUM STAR CORP., A NEVADA CORPORATION,

AS THE CONSTITUENT ENTITY,

WITH

SUBCO STAR CORP., A MINNESOTA CORPORATION,

AS THE SURVIVING ENTITY

1.

The name and jurisdiction of organization of each constituent entity is:  Uranium Star Corp., a Nevada corporation ("Yukon") and Uranium Star Minnesota Corp. ("Subco"), a Minnesota corporation, or if such name has not been accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed for Subco.

2.

The name, jurisdiction of organization and kind of entity that will survive the merger is:  Uranium Star Corp., or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed; Minnesota; and a corporation.

3.

Terms and conditions of the merger:  At a time (the "Effective Time") to be determined by the Board of Directors of Yukon (the "Board"), Yukon shall be merged with and into Subco (the "Merger").

a.

At the Effective Time, the separate existence of Yukon shall cease and Subco shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of each of Yukon and Subco.

b.

All and singular rights, privileges, powers and franchises of each of Yukon and Subco, and all property, real, personal, or mixed, and all debts due to each of Yukon and Subco on whatever account, as well as all other things in action belonging to each of Yukon and Subco, shall be vested in Subco.

c.

All property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter the property of Subco as they were of Yukon or Subco.

d.

The title to any real estate vested by deed or otherwise, in either of Yukon or Subco shall not revert or be in any way impaired by reason of the Merger.

e.

All rights of creditors and all liens upon any property of Yukon shall be preserved unimpaired.

f.

To the extent permitted by law, any claim existing or action or proceeding pending by or against either of Yukon or Subco may be prosecuted as if the Merger had not taken place.  All debts, liabilities, and duties of Yukon and Subco shall thenceforth attach to Subco and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

g.

All acts, plans, policies, agreements, arrangements, approvals, and authorizations of Yukon, its stockholders, directors, officers, employees and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals, and authorizations of Subco and shall be effective and binding thereon as the same were with respect to Yukon.

4.

The manner and basis, if any, of converting the owner’s interest of each constituent entity into owner’s interests, rights to purchase owner’s interests, or other securities of the surviving or other entity or into cash or other property in whole or in part or cancelling such owner’s interests in whole or in part:  At the Effective Time, all of the capital stock of Yukon issued and outstanding immediately prior to the Effective Time, shall automatically and without further act of Yukon, Subco or any holder thereof, be extinguished and converted into the capital stock of Subco on a 1:1 basis.

5.

Amendment to the Plan of Merger:  The Board may amend this Plan of Merger at any time after the stockholders of Yukon approve this Plan of Merger, but before the Articles of Merger become effective, without obtaining the approval of the stockholders of Yukon for the amendment if the amendment does not:

a.

Alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of Subco, or for cash or other property in whole or in part; or

b.

Alter or change any of the terms and conditions of this Plan of Merger in a manner that adversely affects the stockholders of Yukon.

SCHEDULE IV

COMPARISON OF STOCKHOLDER RIGHTS

When the merger of the Company and its wholly owned, Minnesota-incorporated subsidiary is completed, the Company's stockholders will become holders of shares of common stock in the Minnesota corporation that survives that merger ("Successorco").  After that time, their rights will be governed by Minnesota corporation laws, Successorco’s articles of incorporation and its bylaws.  The material differences between the rights of the Company stockholders and their rights as Successorco stockholders are described below.

Because of differences between the Nevada Revised Statutes (the "NRS") and the Minnesota Business Corporation Act (the "MBCA") as well as differences between the Company’s governing documents before and after the merger, the merger will effect certain changes in the rights of the Company’s stockholders.  Summarized below are the most significant differences between the rights of the Company's stockholders before and after the merger, as a result of the differences among the NRS and the MBCA and the differences between the Company’s Articles of Incorporation and Bylaws and Successorco’s articles of incorporation and bylaws.  The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the MBCA, the Company’s Articles of Incorporation and Bylaws, and Successorco’s articles of incorporation and bylaws.

Classified Board of Directors

Nevada law permits corporations to classify their boards of directors.  At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.

Minnesota law permits the division of directors into classes as provided in the corporation’s articles or bylaws.

The Company does not have a classified board and Successorco will not have a classified board of directors following the merger.

Quorum

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws of a corporation, the quorum required for a meeting of a corporation’s stockholders is presence in person or by proxy of a majority of the voting power of the shares entitled to vote at the meeting.  The Company’s Articles of Incorporation and Bylaws do not modify this quorum requirement.

Minnesota law permits a corporation to change its quorum requirements from a majority of the voting power of the shares entitled to vote at a meeting to a larger or smaller number in the corporation’s bylaws or articles of incorporation.

Successorco’s quorum requirements will be reduced to one-third of the voting power of the shares entitled to vote at a meeting.

Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.  Nevada does not distinguish between removal of directors with or without cause.

Minnesota law provides that, unless modified by the articles or bylaws of the corporation or by shareholder agreement, the directors may be removed with or without cause by the affirmative vote of that proportion or number of the voting power of the shares of the classes or series the director represents which would be sufficient to elect such director (with an exception for corporations with cumulative voting).

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Vacancies

All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, for the remainder of the term of office of resigning director or directors, unless the articles of incorporation provide otherwise.  The Company’s Articles of Incorporation and Bylaws are consistent with Nevada law.

Under Minnesota law, unless different rules for filling vacancies are provided for in the articles of incorporation or bylaws, vacancies resulting from the death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, and vacancies resulting from a newly-created directorship may be filled by the affirmative vote of a majority of the directors serving at the time of the increase.  The shareholder may also elect a new director to fill a vacancy that is created by the removal of a director by the shareholders.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Interested Director Transactions

Nevada law does not automatically void contracts or transactions between a corporation and one of its directors.  Under Nevada law, a contract or transaction may not voided solely because: (a) the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest; (b) an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or (c) the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Under Minnesota law , a corporation may enter into transactions with interested directors if:

•

the directors establish that the transaction is "fair and reasonable" to the corporation;

•

the transaction is approved in good faith by the holders of at least two thirds of the voting power of the shares entitled to vote that are owned by persons other than the interested directors or, if all holders of shares entitled to vote are interested directors, by the holders of all outstanding shares, whether or not entitled to vote; or

•

the transaction is approved in good faith by a majority of the board or a committee, but the interested directors may not be counted in determining the presence of a quorum at the board or committee meeting and may not vote on the matter.

Declaration and Payment of Dividends

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Under Minnesota law, a corporation may pay dividends or repurchase shares if the corporation will be able to pay its debts in the ordinary course of business after paying the dividend or repurchasing the shares, regardless of whether the corporation has surplus or net profits, subject to certain limitations for the benefit of certain preference shares.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Special Meetings of Stockholders

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.  The Company’s Nevada bylaws provide that special meetings of the stockholders may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of The Company issued, outstanding and entitled to vote.

Under Minnesota law, a special meeting of shareholders may be called by the chairman of the board, the chief executive officer, the chief financial officer, any two or more directors, a person authorized in the articles or bylaws to call special meetings or a shareholder or shareholders holding 10% or more of all shares entitled to vote, except that a special meeting called by a shareholder for the purpose of considering any action to facilitate, directly or indirectly, or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote.

Successorco’s articles of incorporation and bylaws do not modify Minnesota law in this respect.

Adjournment of Stockholder Meetings

Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Under Minnesota law, notice of an adjourned meeting is not required if it is to be held no more than 120 days after the date fixed for the original meeting and the date, time, and place of the meeting were announced at the time of the original meeting or any adjournment of the original meeting, and as long as the company complies with notice requirements.

Failure to Hold an Annual Meeting

Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power.

Minnesota law does not require a corporation to hold an annual meeting unless required by the corporation’s articles or bylaws.  If a regular shareholders’ meeting has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power may demand a meeting by written notice.  At each regular shareholders’ meeting there must be an election of qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting.

Stockholder Voting Provisions

Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders.  Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation.  Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.  Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business.  Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.  The Company’s Articles of Incorporation and Bylaws do not change these statutory rules.

Under Minnesota law, except for the election of directors, the shareholders shall take action by the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares present and entitled to vote on that item of business; or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, except where the MBCA or the articles requires a larger proportion or number.  The affirmative vote of a majority of the voting power of all shares of the company’s common stock is required to approve mergers and certain other extraordinary transactions.  The company’s articles of incorporation generally can be amended if the proposed amendment is approved by the company’s board of directors and by holders of a majority of the voting power of the shares of the company’s common stock present and entitled to vote at a meeting.

Unless otherwise required by the articles, directors are elected by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Duration of Proxies

Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Under Minnesota law, a proxy is valid for a period of 11 months, unless a longer period is expressly provided in the appointment.  No appointment is irrevocable unless the appointment is coupled with an interest in the shares or in the corporation.

Cumulative Voting

Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.  Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.  The Company does not have a provision granting cumulative voting rights in the election of its directors in its Articles of Incorporation or Bylaws.

Under Minnesota law, cumulative voting in the election of directors is permitted unless the articles of the company provide otherwise. In order to exercise cumulative voting rights for a director, the shareholder is required to give written notice of the intent to cumulate those votes as provided in the MBCA.

Successorco’s articles of incorporation and bylaws will not have a provision granting cumulative voting rights in the election of its directors.

Stockholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing.  The Company’s Articles of Incorporation and Bylaws do not change this statutory rule.

Under Minnesota law, any action required or permitted to be taken in a meeting of the shareholders may be taken without a meeting by written action signed by all of the shareholders entitled to vote on that action.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Stockholder Vote for Mergers and Other Corporate Reorganizations

In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger, conversion or a sale of substantially all of the assets of the corporation.  So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each stockholder of the surviving corporation will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares  outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.  The Company’s Articles of Incorporation and bylaws do not change these statutory rules.

In general, Minnesota law requires that a resolution containing a plan of merger or exchange must be approved by the affirmative vote of a majority of the directors present at a meeting and submitted to the shareholders and approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote.  Minnesota law does not require a corporation to submit a plan of merger to the vote of the shareholders of the surviving corporation if (a) the articles of incorporation will not be amended in the transaction; (b) each holder of shares of the corporation that were outstanding immediately before the effective time of the transaction will hold the same number of shares with identical rights immediately thereafter; (c) the voting power of the outstanding shares of the corporation entitled to vote immediately after the merger, plus the voting power of the shares of the corporation entitled to vote issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the voting power of the outstanding shares of the corporation entitled to vote immediately before the transaction; and (d) the number of participating shares of the corporation immediately after the merger plus the number of participating shares of the corporation issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the number of participating shares of the corporation immediately before the transaction.  Minnesota law requires that any class of shares of a Minnesota corporation must be given the right to approve the plan if it contains a provision which, if contained in a proposed amendment to the corporation’s articles of incorporation, would entitle such a class to vote as a class.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Indemnification of Officers and Directors

A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138 (see below Limitation on Personal Liability of Directors), acted in "good faith" and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.  The Company’s Bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.

Minnesota law sets forth conditions under which a corporation may indemnify its directors, officers and employees.  Minnesota law requires a corporation to indemnify any director, officer, or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer, or employee, against judgments, penalties, fines, settlements and reasonable expenses, but only if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Advancement of Expenses

Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  The Company’s Articles of Incorporation and Bylaws do not change these statutory rules.

A Minnesota corporation may advance reasonable expenses, including attorneys’ fees, to a person entitled to payment or reimbursement of such fees, upon receipt of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in the MBCA have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation if it is ultimately determined that the criteria for indemnification have not been satisfied.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Fiduciary Duties of Directors

Nevada law provides that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation.  In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and its stockholders.  A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.  Nevada law provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation.  Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.  Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest.  No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action.  Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders right to vote for or remove directors.

Under Minnesota law, the board of directors is charged with managing the business and affairs of a corporation.  A director must discharge the duties of his position in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.  A person who so performs those duties is not liable by reason of being or having been a director of the corporation.  A director may be liable to the corporation for distributions made in violation of Minnesota law or a restriction contained in the corporation's articles or bylaws.

Limitation on Personal Liability of Directors

The NRS provides that neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law.  Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.  The Company’s Articles of Incorporation provide for elimination of director liability for breach of fiduciary duty as a director or officer, but it does not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law; or (b) the unlawful payment of dividends.

Under Minnesota law, a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation except that the articles cannot limit the liability of a director:

•

for any breach of the director’s duty of loyalty to the corporation or its shareholders;

•

for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;

•

under Section 302A.559 of the MBCA or Section 80A.23 of the Minnesota Regulation of Securities Act which provide for liability for illegal distributions and civil liability, respectively;

•

for any transaction from which the director derived an improper benefit; or

•

for any act or omission occurring prior to the date when the provision in the articles eliminating the liability becomes effective.

Anti-Takeover Statutes

Nevada law generally prohibits a Nevada corporation, with shares registered under section 12 of the Exchange Act and with 200 or more stockholders of record, from engaging in a combination (defined in the statute to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder) with an Interested Stockholder (defined in the statute generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares), for a period of three years following the date that such person became an Interested Stockholder unless the board of directors of the corporation first approved either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, the combination may be consummated after the three year period expires if either (a) (1) the board of directors of the corporation approved the combination or the purchase of the shares by the Interested Stockholder before the date that the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than three years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions.  Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder whose date of acquiring shares is on or before the effective date of the amendment.

The NRS also limits the acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation.  According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders.  In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.  Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors.  Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares.  The control share provisions of the NRS do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.  The Company has not opted out of the business combination or acquisition of a controlling interest statutes.

Minnesota law prohibits certain "business combinations" (as defined in the MBCA) between a Minnesota corporation with at least 100 shareholders, or a publicly held corporation with at least 50 shareholders, and an "interested shareholder" for a four-year period following the share acquisition date by the interested shareholder, unless certain conditions are satisfied or an exemption is found.  An "interested shareholder" is generally defined to include a person who beneficially owns at least 10% of the votes that all shareholders would be entitled to cast in an election of directors of the corporation.

Minnesota law limits the ability of a shareholder who acquires beneficial ownership of more than certain thresholds of the percentage voting power of a Minnesota corporation (starting at 20%) from voting those shares in excess of the threshold unless such acquisition has been approved in advance by a majority of the voting power held by shareholders unaffiliated with such shareholder.

Minnesota law includes a provision restricting certain "control share acquisitions" of Minnesota corporations.

Minnesota law also provides that during any tender officer, a publicly held corporation may not enter into or amend an agreement (whether or not subject to contingencies) that increases the current or future compensation of any officer or director.  In addition, under Minnesota law, a publicly held corporation is prohibited from purchasing any voting shares owned for less than two years from a 5% shareholder for more than the market value unless the transaction has been approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote or unless the corporation makes a comparable offer to all holders of shares of the class or series of stock held by the 5% shareholder and to all holders of any class or series into which such securities may be converted.

Amendments to Articles of Incorporation or Bylaws

Nevada law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation.  Nevada law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation.  Nevada does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.  The Articles of Incorporation of the Company grant such power to the Company's Board of Directors.

Minnesota law provides that the power to adopt, amend or repeal bylaws is vested in the board.  Minnesota law provides that the authority in the board of directors is subject to the power of the shareholders to change or repeal such bylaws by a majority vote of the shareholders at a meeting of the shareholders called for such purpose, and the board of directors shall not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board of directors, or fixing the number of directors or their classifications, qualifications or terms of office.  Under Minnesota law,  a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may propose a resolution to amend or repeal bylaws adopted, amended or repealed by the board, in which event such resolutions must be brought before the shareholders for their consideration pursuant to the procedures for amending the articles of incorporation.  Minnesota law provides that a proposal to amend the articles of incorporation may be presented to the shareholders of a Minnesota corporation by a resolution (i) approved by the affirmative vote of a majority of the directors present or (ii) proposed by a shareholder or shareholders holding 3% or more of the voting shares entitled to vote thereon.  Under Minnesota law, any such amendment must be approved by the affirmative vote of a majority of the shareholders entitled to vote thereon, except that the articles may provide for a specified proportion or number larger than a majority.

Successorco’s articles of incorporation and bylaws will not modify Minnesota law in this respect.

Inspection of Books and Records

Under Nevada law, any person who has been a stockholder of record of a Nevada corporation for at least six months immediately preceding a demand, or any person holding or authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days’ written demand is entitled to inspect and copy the following records: a copy certified by the secretary of state of the corporation’s articles of incorporation, and all amendments thereto; a copy certified by an officer of the corporation of the corporation’s bylaws and all amendments thereto; and a stock ledger, revised annually, containing the names of all persons who are stockholders of the corporation, places of residence, and number of shares held by them respectively.  In addition, any stockholder of a Nevada corporation owning not less than 15 percent of all issued and outstanding shares, or who has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least five days written demand, is entitled to inspect the books of account and all financial records of the corporation, to make extracts therefrom, and to conduct an audit of such records.  These rights may not be limited in the articles or bylaws of the corporation but may be denied to any stockholder upon the stockholder’s refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to the stockholder’s interest in the corporation as a stockholder.  However, the right to inspect and audit financial records does not apply to any corporation listed and traded on any recognized stock exchange or to any corporation that furnishes to its stockholders a detailed, annual financial statement.

Under Minnesota law, any shareholder, beneficial owner, or holder of a voting trust certificate of a publicly held corporation has, upon written demand stating the purpose and acknowledged or verified as required under Minnesota law, a right at any reasonable time to examine and copy the corporation’s share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.  The acknowledged or verified demand must be directed to the corporation at its registered office in Minnesota or at its principal place of business.  A "proper purpose" is one reasonably related to the person’s interest as a shareholder, beneficial owner, or holder of a voting trust certificate of the corporation.

Franchise Taxes

Neither Nevada nor Minnesota impose any corporate franchise tax.

SCHEDULE V

NEVADA DISSENTERS’ RIGHTS

NEVADA REVISED STATUTES 2005

CHAPTER 92A - MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      NRS 92A.305  "Beneficial stockholder" defined.  "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      NRS 92A.310  "Corporate action" defined.  "Corporate action" means the action of a domestic corporation.

      NRS 92A.315  "Dissenter" defined.  "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      NRS 92A.320  "Fair value" defined.  "Fair value," with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      NRS 92A.325  "Stockholder" defined.  "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      NRS 92A.330  "Stockholder of record" defined.  "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

      NRS 92A.335  "Subject corporation" defined.  "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

                   (I) The surviving or acquiring entity; or

                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      NRS 92A.410  Notification of stockholders regarding right of dissent.

      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

      NRS 92A.420  Prerequisites to demand for payment for shares.

      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      NRS 92A.440  Demand for payment and deposit of certificates; retention of rights of stockholder.

      1.  A stockholder to whom a dissenter’s notice is sent must:

      (a) Demand payment;

      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

      NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      NRS 92A.460  Payment for shares: General requirements.

      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation’s registered office is located; or

      (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:

      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation’s estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      NRS 92A.470  Payment for shares: Shares acquired on or after date of dissenter’s notice.

      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

      NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      NRS 92A.500  Legal proceeding to determine fair value: Assessment of costs and fees.

      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.